UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (the “Amendment Filing”) is an amendment to the Current Report on Form 8-K that Westmoreland Coal Company (the “Company”), a Delaware corporation, filed on January 4, 2011. This Amendment Filing is being filed to report that on February 7, 2011, the board of directors of the Company designated committee assignments for the three new directors and to indicate that the term of the new directors commenced on February 7, 2011. The other disclosures in Item 5.02 of that Current Report are restated without revision.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

The Board of Directors (“Board”) of Westmoreland Coal Company (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, has appointed Gail E. Hamilton, Jan B. Packwood and Robert C. Scharp (collectively, the “Incumbent Directors”) to the Board effective February 7, 2011. These appointments were formally accepted by Ms. Hamilton and Messrs. Packwood and Scharp on December 29, 2010.

On February 7, 2010, the Board appointed Ms. Hamilton to the Audit and Compensation and Benefits Committees, Mr. Packwood to the Audit Committee, as well as appointed him Chair of the Nominating and Corporate Governance Committee and Mr. Scharp to the Audit and Nominating and Corporate Governance Committees.

Each of the Incumbent Directors will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices, consisting of a $35,000 annual base retainer, $5,000 annual retainer for committee membership on the Audit, Compensation and Benefits, or Nominating and Corporate Governance Committee, $1,000 for each telephonic meeting attended and $1,500 for each in-person meeting attended. Should the Incumbent Directors be elected by the stockholders at the annual meeting in May, they will each be entitled to receive a grant of restricted stock equal to $50,000 in value with a one-year vest.

There are no arrangements or understandings between the Incumbent Directors and any other person pursuant to which they were appointed to serve on the Company’s Board. In addition, the Incumbent Directors have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: February 10, 2011	By:	/s/ Kevin Paprzycki

Kevin Paprzycki Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 4, 2011